UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

MISSION PRODUCE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, California	93030
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 981-3650

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 13, 2023, Shaunte D. Mears Watkins, a Class II director, resigned from the Board of Directors of Mission Produce, Inc. (the “Corporation”), a Delaware corporation. Ms. Mears Watkins resigned from the Board of Directors due to her relocation to Australia and not because of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

In connection with Ms. Mears Watkins’ resignation, the Board of Directors approved a reduction in the size of the Board of Directors from nine to eight directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 13, 2023, Mission Produce, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), virtually on the Internet. A total of 58,280,141 shares of the Company’s common stock, representing approximately 82.39% of the 70,733,090 shares outstanding and entitled to vote as of the February 14, 2023 record date for the Annual Meeting, were represented, constituting a quorum.

Stockholders were asked to vote on three (3) proposals set forth in our Proxy Statement dated February 27, 2023, which was filed with the Securities and Exchange Commission. The results of the voting at the Annual Meeting are set forth below:

Proposal 1— Election of Directors

	Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Stephen J. Barnard	47,151,390	1,165,793	9,962,958
Bonnie C. Lind	38,195,517	10,121,666	9,962,958
Linda B. Segre	44,722,616	3,594,567	9,962,958

Proposal 2 — Advisory vote to approve the compensation of our named executive officers

Shares Voted
For	Against	Abstain	Broker Non-Votes
43,795,040	2,695,079	1,827,064	9,962,958

Proposal 3 — Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023

Shares Voted
For	Against	Abstain
58,261,270	9,123	9,748

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2023	MISSION PRODUCE, INC.

/s/ Joanne C. Wu
Joanne C. Wu
General Counsel and Secretary